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                                                                   EXHIBIT 10.15

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the Amendment), dated as of June 28th, 2000, is made by and between LANDMARK SYSTEMS CORPORATION, a Virginia corporation (the "Borrower"), and SUNTRUST BANK, a Georgia banking corporation, successor by merger to CRESTAR BANK (the "Bank").

                                    RECITALS

        The Borrower and the Bank are parties to the Credit Agreement, dated as of March 30, 1999, as amended by the First Amendment to Credit Agreement, dated as of June 21, 1999, between the Borrower and the Bank (as further amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement shall have the same defined meanings when such terms are used and undefined in this Amendment.

        The Borrower and the Bank have agreed to extend the Termination Date, subject to the terms and conditions of this Amendment. Accordingly, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

        1.      The Termination Date is extended to June 30, 2001.

        2. The Borrower and the Bank agree that each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby, and each reference in the Loan Documents to the Termination Date shall be deemed to be a reference to the Termination Date as extended hereby. To the extent of a conflict between the terms of this Amendment and the terms of any other Loan Document, the terms of this Amendment shall control.

        3. The Borrower acknowledges and agrees that this Amendment only amends certain terms of the Loan Documents and is not a novation, and the Borrower ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and each other Loan Document in all respects. The Borrower acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of its obligations under the Loan Documents.

        4. The Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its Board of Directors. All representations and warranties made by the Borrower in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Bank in accordance with the provisions of the Loan Documents. The Borrower agrees that nothing in this Amendment shall require the Bank to grant any further amendments of the Loan Documents.



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        5.      The Borrower agrees to pay all costs and expenses incurred by the Bank in connection with this Amendment, including, but not limited to, reasonable attorneys' fees.

        6. This Amendment shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

        7. This Amendment may be executed by the parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which together constitute one and the same instrument.

WITNESS the following signatures.

                                       LANDMARK SYSTEMS CORPORATION,
                                       a Virginia corporation

                                       By:        /s/ F. S. ROLANDI
                                          --------------------------------------
                                       Name:          F. S. Rolandi
                                            ------------------------------------
                                       Title:             VP/CFO
                                             -----------------------------------


                                       SUNTRUST BANK,
                                       a Georgia banking corporation, successor by merger to CRESTAR BANK

                                       By:       /s/ CHARLES YOULES, VP
                                          --------------------------------------
                                       Name:          Charles Youles
                                            ------------------------------------
                                       Title:         Vice President
                                             -----------------------------------



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